--------------------------------------------------------------------------------

                                  United States
                       Securities and Exchange Commission

                             Washington, D.C. 20549


                                    Form 8-K

                                 Current Report


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 21, 2004

                        Commission file number: 001-32212


                       Endeavour International Corporation
             (Exact name of registrant as specified in its charter)



               Nevada                                    88-0448389
               ------                                    ----------
  (State or other jurisdiction of                     (I.R.S. Employer
   incorporation or organization)                    Identification No.)



                  1001 Fannin, Suite 1700, Houston, Texas 77002
               (Address of principal executive offices) (Zip code)


                                 (713) 307-8700
              (Registrant's telephone number, including area code)


                                      None
      (Former name, former address and former fiscal year, if changed since last report)

--------------------------------------------------------------------------------

                       Endeavour International Corporation


ITEM 8.01. Other Events.

Attached hereto as Exhibit 99.1, which is incorporated herein by reference, is a copy of the Company's press release dated September 21, 2004.

ITEM 9.01.  Financial Statements and Exhibits.

(c)   Exhibits.

Exhibit No.       Description of Exhibit
-----------       ----------------------
      99.1        Press Release dated September 21, 2004.

                      Endeavour International Corporation

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Endeavour International Corporation

By:  /s/ Robert L. Thompson
Robert L. Thompson
Chief Accounting Officer

Date:  September 21, 2004